The Evolutionary Intelligence Biotech September 2023 Exhibit 99.1

Forward Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements regarding: the potential therapeutic benefits of proteins derived from tRNA synthetase genes and our product candidates and development programs; the ability to successfully advance our product candidates and undertake certain development activities (such as the initiation of clinical trials, clinical trial enrollment, the conduct of clinical trials and announcement of clinical results) and accomplish certain development goals, and the timing of such events; the potential market opportunity for our product candidates; our ability to receive regulatory approvals for, and commercialize, our product candidates; our ability to identify and discover additional product candidates; potential activities and payments under collaboration agreements; and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, our subsequently filed Quarterly Reports on Form 10-Q, and in our other filings. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name. All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the uses for which they are being studied. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involved a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Translating tRNA Synthetases into New Therapies for Fibrosis and Inflammation

Proprietary tRNA synthetase platform



- Novel extracellular functions gained through evolutionary intelligence
- Potential new class of medicines
- IP directed to protein compositions from all 20 tRNA synthetase genes

Therapeutic focus: inflammation and fibrosis



- Vast therapeutic potential
- Differentiated approach
- Multiple blockbuster opportunities

Efzofitimod: first-in-class biologic immunomodulator for ILD



- Clinical proof of concept established
- Phase 3 EFZO-FIT™ study in pulmonary sarcoidosis enrolling
- Phase 2 EFZO-CONNECT™ study in SSc-ILD initiated

~$112.0m in cash, restricted cash, cash equivalents and investments as of June 30, 2023
Company projects cash runway into 2026

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aTyr

Evolutionary Intelligence: tRNA Synthetases Evolved to Regulate Complex Systems Domains are released locally from full-length proteins enabling their function as extracellular signaling molecules Growing evidence that domains function to restore homeostasis through new therapeutic intervention points across multiple organ systems Novel tRNA synthetase domains evolved as biology became more complex Domains persisted through evolutionary pressure, indicating biological importance

Increasing Validation of aTyr Science in Peer Reviewed Journals “Efzofitimod: a novel anti-inflammatory agent for sarcoidosis” – first major review article for efzofitimod (https://doi.org/10.36141/svdld.v40i1.14396); “Efzofitimod for the treatment of pulmonary sarcoidosis” – Phase 1b/2a data publication (https://doi.org/10.1016/j.chest.2022.10.037); ATYR2810’s target NRP2 biology featured on the cover of Science Translational Medicine (https://www.science.org/doi/10.1126/scitranslmed.adf1128)

Growing Pipeline of First-in-Class tRNA Synthetase Derived Biologics PROGRAM TARGET/MOA INDICATION RESEARCH PRECLINICAL PHASE 1 PHASE 2 PHASE 3 tRNA synthetase programs Efzofitimod NRP2 modulator Pulmonary Sarcoidosis(1) SSc-ILD Other ILD (CTD-ILD; CHP) ATYR0101 LTBP1 modulator Fibrosis ATYR0750 FGFR4 modulator Liver Disorders Monoclonal antibody programs ATYR2810 NRP2/VEGF antagonist Solid Tumors ATYR4010 NRP2/CCR7 antagonist Autoimmune Disease ODD, Fast Track ODD, Fast Track In partnership with Kyorin Pharmaceutical Co., Ltd. for the development and commercialization of efzofitimod for ILD in Japan ODD = orphan drug designation; SSc-ILD = Scleroderma-related ILD; CTD-ILD = Connective Tissue Disease-ILD; CHP = Chronic Hypersensitivity Pneumonitis

Efzofitimod First-in-Class Biologic Immunomodulator for Interstitial Lung Disease (ILD)

Efzofitimod: First-in-Class Biologic Immunomodulator for ILD

- Fc fusion protein
- Active domain is naturally occurring, lung enriched domain of HARS
- Downregulates activated myeloid cells via NRP2
- Anti-inflammatory and anti-fibrotic effects demonstrated in multiple ILD models
- Dosed once-monthly via 60 minute IV infusion
- Clinical proof of concept demonstrated in pulmonary sarcoidosis


Novel HARS Domain
Human IgG1 Fc

HARS = histidyl-tRNA synthetase
NRP2 = neuropilin-2

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Efzofitimod Therapeutic Hypothesis: Restore Immune Balance to Prevent Fibrosis *NRP2 also present on fibroblasts Baughman et al. Efzofitimod: A Novel Anti-inflammatory Agent for Sarcoidosis. Sarc Vasc And Diff Lung Dis. 2023 Diverse immune triggers activate common immune pathways NRP2 upregulated on activated myeloid cells* – upstream of other targets Chronic inflammation can lead to progressive fibrosis Efzofitimod targets innate immunity to resolve inflammation without immune suppression ILDs share common immune pathology that can lead to progressive fibrosis Therapeutic goal: Restore immune balance to improve lung function, resolve symptoms and prevent disease progression Efzofitimod Macrophage T-cell NRP2

aTyr is Advancing Efzofitimod as the Standard-of-Care for ILD Number of U.S. ILD Patients by Types (‘000) ILD is an umbrella term for >200 types of rare lung diseases that span a spectrum of inflammation and fibrosis Patients experience high morbidity and mortality No disease-modifying therapies available; current options have significant toxicities aTyr’s focus estimated at $2-3B global market opportunity Upside potential in other ILD and related autoimmune diseases (e.g., SSc, lupus, RA) Inflammation Fibrosis aTyr’s Focus (1) aTyr internal estimates

Significant Market Opportunity in Pulmonary Sarcoidosis Alone Pulmonary Sarcoidosis Pathology / Target Relevance Inflammatory disease characterized by non-caseating granulomas NRP2 upregulated in sarcoid granulomas Epidemiology 200K pts in the U.S.; >1M globally Lung predominant in >90% Up to 20% develop lung fibrosis Standard of Care Oral corticosteroids (OCS) (50-75% of patients) Immunosuppressants (30% of patients) anti-TNF antibodies (10% of patients) Unmet need No disease modifying therapies available Significant toxicity with current treatment options Efzofitimod Positioning 1st line as steroid sparing agent Avoid current 2nd / 3rd line therapies

Clinical Proof of Concept Demonstrated in Phase 1b/2a Pulmonary Sarcoidosis Trial Primary objective met: Efzofitimod was safe and well-tolerated (n=37) Secondary objectives met: Dose-response observed across all three families of pre-specified endpoints Dose-dependent improvement of inflammatory biomarkers Robust results: Pre-specified analysis plan, trends consistent across analysis populations and imputation methods Steroid Sparing Lung Function Symptom Control

Global Phase 3 Trial Enrolling in Pulmonary Sarcoidosis Population: moderate to severe pulmonary sarcoidosis Diagnosis of pulmonary sarcoidosis for ≥6 months Stable treatment with ≥ 7.5 and ≤ 25 mg/day OCS Extent of fibrosis < 20% Primary Endpoint Steroid burden: change in daily steroid dose Key Secondary Endpoints Lung function: forced vital capacity Symptom control: KSQ-Lung score Study designed in collaboration with leading sarcoidosis physicians in the U.S.: Dan Culver, DO, Cleveland Clinic; Bob Baughman, MD, University of Cincinnati 0 4 8 12 16 20 24 28 Efzofitimod 5 mg/kg (n=88) Efzofitimod 3 mg/kg (n=88) Placebo (n=88) Week Dosing 1:1:1 Randomization Treatment Follow-up Primary objective: Assess the efficacy of efzofitimod in patients with pulmonary sarcoidosis 32 36 40 44 48 52 Begin OCS taper End OCS taper Primary Endpoint

SSc-ILD Represents Expanded Commercial Opportunity SSc-ILD Pathology / Target Relevance Lung manifestation of systemic sclerosis (SSc), an autoimmune disease characterized by scarring of skin and other organs NRP2 upregulated in skin macrophages Epidemiology >60K in the U.S.; >1.5M globally 25-30% develop lung fibrosis Standard of Care Mycophenolate (MMF) (80% of pts in U.S.) Cyclophosphamide (CYC) Rituximab; nintedanib; tocilizumab Unmet need No disease modifying therapies available Significant toxicity with current treatment options Efzofitimod Positioning 2nd line in pts not controlled on MMF / CYC 1st line to replace MMF / CYC

Phase 2 POC Trial Initiated in SSc-ILD Population: SSc with progressive ILD Patients with SSc (ACR/EULAR criteria), and ILD (baseline HRCT) Progressive disease (recent onset, evidence for inflammation, diffuse cutaneous SSc) On background mycophenolate therapy Primary Endpoint Lung function: forced vital capacity Key Secondary Endpoints Symptom control: PROs Skin: histopathology, gene profiling, biomarkers, mRSS Study designed in collaboration with leading SSc-ILD physicians in the U.S.: Kristin Highland, MD, Cleveland Clinic; Shervin Assassi, MD, University of Texas, Houston -4 0 4 8 12 16 20 24 28 Efzofitimod 450 mg (n=10) Efzofitimod 270 mg (n=10) Placebo (n=5) Interim skin assessments Primary efficacy analysis Safety follow-up Week Dosing Stable background regimen Screening Treatment Follow-up Primary objective: Assess the efficacy of efzofitimod on pulmonary, cutaneous, and systemic manifestations in SSc-ILD POC = Proof of Concept

Efzofitimod Target Value Proposition Binds new target for ILD upstream not repurposed or failed Targets innate immunity at site of inflammation downregulates pro-inflammatory and pro-fibrotic pathways addresses complex immune pathology restores immune balance without evidence of suppression Robust efficacy Improves lung function Resolves symptoms Reduces OCS or other immune suppressants No known safety issues

Pre-Clinical Pipeline Generating New Treatments for Inflammation and Fibrosis

tRNA Synthetase Platform


tRNA Synthetase Gene Families:
AARS CARS DARS EPRS FARSA FARSB GARS HARS IARS KARS LARS MARS NARS QARS RARS SARS TARS VARS WARS YARS
tRNA Synthetase
H
Amino Acid
tRNA
Polypeptide Chain
mRNA

Unique drug discovery platform leveraging evolutionary intelligence

- Extracellular tRNA synthetases can unlock new targets and / or signaling pathways
- Low bias towards biology or indication

Approach validated through efzofitimod clinical POC

- HARS derived NRP2 modulator efzofitimod currently in Phase 3 in pulmonary sarcoidosis

Pipeline of candidates targeting high-value markets

- Differentiated MoAs could potentially lead to superior results vs. SOC
- Selectively target activated systems

Deep research capabilities with a proprietary molecule library

- IP directed to protein compositions from all 20 tRNA synthetase genes
- Research Collaboration with Dualsystems Biotech AG aims to identify target receptors for tRNA synthetases

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Translating tRNA Synthetase Biology into New Therapies for Inflammation and Fibrosis

Translating tRNA Synthetases into New Therapies for Inflammation and Fibrosis Evolutionary intelligence drug discovery platform Extracellular tRNA synthetases represent potential new class of medicines aTyr owns IP directed to entire class Lead program in pivotal development for untapped blockbuster markets Clinical POC established in pulmonary sarcoidosis Global Phase 3 EFZO-FIT™️ study enrolling in pulmonary sarcoidosis Expansion to second indication with initiation of Phase 2 EFZO-CONNECT™️ study in SSc-ILD Growing pipeline of tRNA synthetase derived candidates Multiple next-generation programs targeting inflammation and fibrosis Unlocking new therapeutic intervention points Robust financial position through multiple inflection points ~$112.0m in cash, restricted cash, cash equivalents and investments as of June 30, 2023 Company projects cash runway into 2026 Partnership for efzofitimod in Japan with Kyorin Pharmaceutical

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